UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2018

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Purchase Agreement

On October 29, 2018, Hibbett Sports, Inc. (the "Company"), through a wholly-owned subsidiary, entered into a Membership Interest and Warrant Purchase Agreement (the "Purchase Agreement"), with City Gear, LLC, a Tennessee limited liability company ("City Gear"), the members and warrant holders of City Gear named in the Purchase Agreement, (collectively, the "Sellers"), and Jeffrey B. Presley and Harbert Mezzanine Partners II SBIC, L.P. (in their collective capacity as "Sellers' Representative").

Pursuant to the terms of the Purchase Agreement, the Company will acquire all of the outstanding warrants and equity interests, other than certain preferred membership interests, of City Gear, a privately held city specialty retailer.  The initial purchase price will be $88.0 million ("Purchase Price") in cash payable at the closing of the transaction (the "Closing"), subject to customary adjustments for City Gear's cash on hand and net working capital as of the Closing date.  A portion of the Purchase Price will be used at Closing to pay off and redeem the outstanding preferred membership interests in City Gear as well as certain other outstanding indebtedness.

Each outstanding warrant purchased by the Company (through its wholly-owned subsidiary) will be immediately exercised in connection with the Closing in accordance with the terms thereof.   Upon consummation of all of the transactions contemplated by the Purchase Agreement, City Gear will become an indirect wholly-owned subsidiary of the Company.

The aggregate consideration payable by the Company to the Sellers in connection with the transaction also includes two contingent earnout payments based on City Gear's achievement of certain EBITDA (as defined in the Purchase Agreement) thresholds for the 52 week periods ended February 1, 2020 and January 30, 2021, respectively.  The aggregate amount of both contingent earnout payments, if any, will not exceed $25.0 million.

Michael Longo, the President of City Gear, will continue serving as President of City Gear following the acquisition.

The Purchase Agreement contains customary representations, warranties and covenants of the parties, and requires certain of the Sellers to enter into restrictive covenant agreements customary for transactions of this type.  Subject to specified limitations, the Sellers have agreed to indemnify the Company for breaches of representations and warranties, covenants and specified liabilities. Effective on the Closing date, the Company will obtain a representations and warranties insurance policy, at the expense of the Sellers, to supplement the escrow fund in securing certain indemnification obligations of the Sellers.

The consummation of the acquisition is subject to the satisfaction of customary closing conditions. The Purchase Agreement may be terminated under specified circumstances, including if the closing of the acquisition does not occur on or prior to December 3, 2018.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide financial, business, operational or other factual information about the Company, City Gear, the Sellers or any of their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The Company's stockholders and other investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, City Gear, the Sellers or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Amendment to Credit Facilities

On October 29, 2018, the Company entered into a Second Amended and Restated Demand Note with Bank of America, N.A. and an Amended and Restated Demand Note with Regions Bank providing for an increase in the aggregate amount of credit available to the Company under each line of credit from $30.0 million to $50.0 million (together, the "Credit Facilities").  The Company's subsidiaries are co-borrowers under the Bank of America facility and guarantors of any loans to the Company under the Regions Bank facility.

The Company intends to borrow approximately $50.0 million from the Credit Facilities to finance a portion of the cash purchase price payable to the Sellers under the Purchase Agreement.  The interest rate on borrowings under the Bank of America facility is equal to the sum of the lender's prime rate plus 2.0%, and the interest rate on borrowings under the Regions Bank facility is one month LIBOR plus 1.5%.  Borrowings under the Credit Facilities are due and payable, if not sooner paid, on October 29, 2021.  Interest due on borrowings is payable by the Company in monthly installments until maturity.  As of October 29, 2018, the Company had no outstanding borrowings under the Credit Facilities.

The Credit Facilities include customary events of default and prepayment provisions.  In addition, the Company and its subsidiaries have agreed not to hypothecate (other than certain permitted encumbrances) or transfer any of their assets until all amounts owed to Regions Bank with respect to borrowings under that facility have been paid in full.

The foregoing summary of the Credit Facilities does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amended and Restated Demand Note and the Amended and Restated Demand Note which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption "Amendment to Credit Facilities" is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On October 29, 2018, the Company issued a press release announcing the execution of a definitive agreement to purchase City Gear, LLC.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 30, 2018, the Company will conduct a conference call for the purpose of providing supplemental information regarding the proposed acquisition of City Gear at 10:00 a.m. Eastern Time.  A simultaneous webcast of the conference call and a recorded version of the call will be available through our website at hibbett.com under Investor Relations.  Details regarding access to the conference call and webcast are included in the press release attached hereto as Exhibit 99.1.  In addition, a slide presentation on the topic of the proposed acquisition is being made available in connection with the conference call.  A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act if such subsequent filing specifically references this Form 8-K.

Cautionary Statements Regarding Forward-Looking Information

The foregoing Items contain certain "forward-looking statements" that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements address future events, developments or results and typically use words such as "believe," "anticipate," "expect," "intend," "plan," "forecast," "guidance," "outlook," "estimate," "may," "could," "possible," "potential" or other similar words, phrases or expressions.  These forward-looking statements are based on information currently available to management. Various risks, uncertainties and other factors, many of which are outside of our control, could cause actual future events, developments and results to vary significantly from those anticipated in such statements. The forward-looking statements in this communication are based on our current beliefs and assumptions about our operations and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the proposed acquisition of City Gear, the financing of the proposed transaction, the benefits, results, effects and timing of the proposed transaction, future financial and operating results of the combined company, and the combined company's plans, objectives, expectations (financial or otherwise) and intentions.  There can be no assurances that we will realize these expectations or that our beliefs and assumptions will prove correct, and therefore investors and stockholders should not place undue reliance on such statements.

Risks and uncertainties related to the proposed acquisition of City Gear include, among others: the risk that any regulatory approvals required for the acquisition are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the financing required to fund the transaction becomes unavailable; the risk that the conditions to the closing of the transaction are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the acquisition; uncertainties as to the timing of the consummation of the transaction; competitive responses to the proposed acquisition; costs and difficulties related to the integration of City Gear's business and operations with our business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the acquisition; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from the acquisition; the potential for litigation or governmental investigations relating to the acquisition; the inability to retain key personnel; any changes in general economic and/or industry specific conditions; and the effect of new laws, tariffs and governmental regulations on the combined company. The foregoing list of risks and uncertainties is not exhaustive. Consequently, investors and stockholders should carefully consider the foregoing factors and the other risks and uncertainties described in our reports filed from time to time with the Securities and Exchange Commission (SEC), including the "Risk Factors," "Business" and "MD&A" sections in our Annual Report on Form 10-K filed on March 30, 2018, and in our Quarterly Reports on Form 10-Q filed on June 13, 2018 and September 13, 2018, and in other reports filed by us with the SEC, which are available at the SEC's website http://www.sec.gov.

Please read our "Risk Factors" and other cautionary statements contained in these filings. Our forward-looking statements speak only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that expected outcomes or events expressed or implied in such statements will not be realized, except as may be required by law.  As a result of these risks and uncertainties, actual outcomes or events could vary significantly from those anticipated herein, and our business could be materially adversely affected.

 Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Membership Interest and Warrant Purchase Agreement, dated October 29, 2018, by and among Hibbett Sporting Goods, Inc., City Gear, LLC, the Sellers named therein and the Sellers' Representative *
10.1	Second Amended and Restated Demand Note with Bank of America, N.A., as Lender
10.2	Amended and Restated Demand Note with Regions Bank, as Lender
99.1	Press Release regarding City Gear, LLC, dated October 29, 2018
99.2	Presentation Regarding City Gear Transaction, dated October 30, 2018

*
Certain annexes, exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted documents upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any documents so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

October 29, 2018	By:	/s/ Scott J. Bowman
Scott J. Bowman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Membership Interest and Warrant Purchase Agreement, dated October 29, 2018, by and among Hibbett Sporting Goods, Inc., City Gear, LLC, the Sellers named therein and the Sellers' Representative *
10.1	Second Amended and Restated Demand Note with Bank of America, N.A., as Lender
10.2	Amended and Restated Demand Note with Regions Bank, as Lender
99.1	Press Release regarding City Gear, LLC, dated October 29, 2018
99.2	Presentation Regarding City Gear Transaction, dated October 30, 2018

*
Certain annexes, exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted documents upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any documents so furnished.